November 8, 2006
Wolverine Tube, Inc.
200 Clinton Avenue, Suite 1000
Huntsville, Alabama 35801
Wolverine Joining Technologies, LLC
235 Kilvert Street
Warwick, Rhode Island 02886
     Re:      Amended and Restated Consignment Agreement dated as of April 28, 2005
Ladies and Gentlemen:
     Reference is hereby made to that certain Amended and Restated Consignment Agreement dated as of April 28, 2005 (as amended from time to time and in effect, the “Consignment Agreement”) by and among BANK OF AMERICA, N.A., as successor in interest to Fleet Precious Metals Inc., with offices at 111 Westminster Street, Providence, Rhode Island 02903 (“BANA”), and WOLVERINE TUBE, INC., a Delaware corporation with its principal place of business at 200 Clinton Avenue, Suite 1000, Huntsville, Alabama 35801 (“Wolverine Tube”), and WOLVERINE JOINING TECHNOLOGIES, LLC, a Delaware limited liability company with its principal place of business at 235 Kilvert Street, Warwick, Rhode Island 02886 (“Wolverine Joining”) (Wolverine Tube and Wolverine Joining are hereinafter referred to collectively, jointly and severally as the “Companies”).
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and BANA hereby agree, effective as of November 8, 2006, to amend the definition of “Consignment Limit” contained in Section 1.13 of the Consignment Agreement in its entirety to read as follows:
“1.13. “Consignment Limit” means:
     (a) the lesser of (i) Seventeen Million Dollars ($17,000,000.00), or (ii) the value (as determined pursuant to Paragraph 2.2 hereof) of One Million Two Hundred Fifty Thousand (1,250,000) fine troy ounces of silver, minus, in the case of both (i) and (ii), the Forward Contract Indebtedness; or
     (b) such limit as BANA and the Company may agree upon from time to time as evidenced by an amendment in substantially the form of Exhibit B attached hereto and made a part hereof or in such other form as BANA shall require.”

     Except as amended hereby, the Consignment Agreement and all agreements securing the Consignment Agreement shall remain in full force and effect and are in all respects hereby ratified and affirmed.

Witness:	BANK OF AMERICA, N.A.

	By:	/s/ John A. McDonald

	Name:	John A. McDonald
	Title:	Senior Vice President

Accepted and agreed as of the date first written above:

Witness:	WOLVERINE TUBE, INC.

	By:	/s/ James E. Deason

	Name:	James E. Deason
	Title:	Senior Vice President, Chief Financial Officer

Witness:	WOLVERINE JOINING TECHNOLOGIES, LLC

	By:	/s/ James E. Deason

	Name:	James E. Deason
	Title:	Vice President

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